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                                                                    Exhibit 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350



In connection with the accompanying Annual Report on Form 10-K of Crowley Maritime Corporation for the year ended December 31, 2002, I, Richard L. Swinton, Vice President, Tax & Audit of Crowley Maritime Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) such Annual Report on Form 10-K for the year ended December 31, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Annual Report on Form 10-K for the year ended December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of Crowley Maritime Corporation.


Date: March 21, 2003            /s/ Richard L. Swinton
                                --------------------------------------------
                                    Richard L. Swinton
                                    Vice President, Tax & Audit